A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators March 5, 2026

newlake.comOTCQX: NLCP 2 This presentation has been prepared by NewLake Capital Partners, Inc. (“we”,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility supported by $433 million in gross real estate assets, only $8 million of debt outstanding on our $90 million credit facility, and a fourth quarter dividend payout ratio of 85% of AFFO. Attractive relative to Peers At current valuation, NewLake is attractive relative to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 4 By The Numbers(1) Founded in 2019 — 2021 IPO ~$435 Million Deployed — Invested & Committed Q4 2025 AFFO Payout Ratio of 85% — Strong Dividend Coverage 34 Owned Properties — 12 States, 1.7 Million Square Feet <0.2x Debt to EBITDA — $82 Million Available Credit Facility 13.1% Wtd. Avg. Yield(2) — 2.6% Annual Rent Escalations Note: (1) Data as of December 31, 2025 (2) Based on 31 leased properties 1.4% G&A Ratio — Low General and Administrative Expenses 12 Years Remaining Lease Term(2) — Weighted Average 79% Dividend Growth Since IPO — Q4 2025 vs. Q3 2021 31 Leased Properties — 12 Cultivation, 19 Dispensaries

newlake.comOTCQX: NLCP 5 Experienced Management Team Anthony Coniglio Chief Executive Officer & President, Director Lisa Meyer Chief Financial Officer, Treasurer & Secretary  Founded NewLake in 2019  Former CEO of Primary Capital Mortgage, a residential mortgage company  14 years at J.P. Morgan as an investment banker leading various businesses  Public company director  NewLake CFO since 2022  Former President & CFO of Western Asset Mortgage Capital Corporation, a NYSE- listed REIT  Extensive experience providing financial leadership to various public and private entities in the real estate industry Niki Krear Vice President of Acquisitions  Former financial services experience at William Blair and Maranon Capital  Background in investment banking, private credit, and real estate investing

newlake.comOTCQX: NLCP 6 Experienced Board of Directors Gordon DuGan Chairman of the Board, Independent Director Alan Carr Independent Director Joyce Johnson Independent Director  Co-Founder and Chairman of the Board of Blackbrook Capital  Former Chairman of the Board of INDUS Realty Trust (Nasdaq: INDT)  Former CEO of Gramercy Property Trust, a NYSE-listed triple-net lease REIT  Former CEO of W.P. Carey & CO., a NYSE- listed triple-net lease REIT  Co-Founder and CEO of Drivetrain LLC.  Director at Unit Corporation  Previously served as Director on several other boards in diverse industries including Cazoo Group Ltd.  Former Managing Director at Strategic Value Partners investing in various sectors in North America and Europe  Chairman of Pacific Gate Capital Management, LLC, an investment firm  Former Senior Managing Director and Partner of Relativity Capital, LLC and Managing Director of Cerberus Capital Management, L.P.  Director at Ayr Wellness  Experienced board member for 22 companies

newlake.comOTCQX: NLCP 7 Experienced Board of Directors Continued Peter Martay Independent Director David Weinstein Director  CEO of Pangea Properties, a private apartment REIT that owned more than 13,000 apartments and completed over $500 million in short term bridge loans on numerous property types across the U.S.  Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank  CEO of NewLake from August 2020 – July 2022, Director Since 2019  Former CEO of MPG Office Trust, a NYSE- listed office REIT  10 years at Goldman Sachs as a real estate investment banker and investor  10 years at Belvedere Capital, a real estate investment firm Dina Rollman Independent Director  Counsel at Sperling Kenny Nachwalter  Previous CEO of StrainBrain, an AI-powered technology company revolutionizing cannabis shopping experiences through personalized product recommendations  Member of the founding team and former SVP of Government Affairs at Green Thumb Industries Inc., one of the leading public cannabis companies

newlake.comOTCQX: NLCP 8 NewLake is Focused on a Growing Industry Demand for Real Estate Capital Positions NewLake for Continued Growth Adult-Use & Medical Markets $37.6 $40.5 $54.1 2024 2025 2029 Bi llio ns Cannabis Industry Near-Term CAGR Source: BDSA • New states issuing medical cannabis licenses (i.e. TX and NE) • Limited medical states expanding programs (i.e. TX and GA) • Strong medical markets transitioning to adult use (i.e. PA and FL) • New adult-use states initiating sales (i.e. KY and MN) • Adult-use states with sales not yet available (i.e. VA) • Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, OH, and CT) State-Level Growth CatalystsAdult-Use Medical-Use Limited Medical CBD Only N/A * *sales not yet available

newlake.comOTCQX: NLCP 9 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis • 97% of the U.S. population (323 million people) reside in Medical Markets(1,2) • 53% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical CBD only markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll. Changes in Self-Reported Cannabis Use in the U.S. Source: Wiley Library – Society for the Study of Addiction. Note: DND refers to “daily or near-daily users”.

newlake.comOTCQX: NLCP 10 Industry Catalysts at Federal Level Legislative SAFER Banking Act, supported by President Trump, creates easier banking access for operators. STATES Act, supported by President Trump, decriminalizes cannabis and allows States to decide. Administrative President Trump signed an Executive Order in December directing the expedited rescheduling of cannabis from Schedule I to Schedule III. Proposed CMS pilot could allow certain Medicare beneficiaries up to $500 annually for physician-recommended CBD products Legal Supreme Court expected to issue a decision in U.S. v. Hermani by July 2026, a case involving gun rights for state-legal cannabis consumers. Catalysts for reform are present across all three branches of Government

newlake.comOTCQX: NLCP 11 Portfolio Overview Early Mover Advantage Created Diverse National Platform • 12 states* • 1.7M square feet* • 15 cultivation assets, 19 dispensaries* • Primarily limited-license jurisdictions Curaleaf 25.3% Cresco 14.9% Trulieve 12.2% C3 9.4% Cannabist(3) 8.2% Calypso 7.9% Acreage 7.0% Mint 6.6% CODES 5.9% PharmaCann 1.3% Wellgreens(3) 1.1% Budr(2) 0.3% Tenant/Borrower Composition(1) (1) Calculated based on January 2026 annualized monthly contractual rent, interest income on our note receivable, and also includes management fees and tenant escalations that occurred in January 2026. As a result, these percentages may differ from amounts reported on our December 31, 2025 Form 10-K. (2) Guaranteed by GTI. (3) During Q1 2026, Wellgreens acquired Cannabist’s San Diego operations. Consequently, Cannabist’s concentration percentages above will differ from those reported in our December 31, 2025 Form 10-K. * Represents owned properties

newlake.comOTCQX: NLCP 12 5.1x 4.1x 3.6x 3.2x 2.9x 2.5x FCPT NLCP EPRT BNL O GTY NewLake’s Underwriting Approach Tenant Quality Real Estate In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk Focus on strong financial profiles Experienced management teams Ability to raise capital Strong property level cashflows Above market four-wall coverage Most properties in/near major metropolitan areas Estimated Four-Wall2 Coverage Note: Data as of December 31, 2025; based on current rent for leased properties. 1 Cultivation licenses sourced from state reporting and management estimates. 2 NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q3 2025 property level financial information, when available, and management estimates based on Tenant reporting. Comparable REIT data based on Essential Properties Trust Q4 2025 Investor Presentation. 3 Includes one cultivation property owned by a single state entity but managed by an MSO 68% Public 32% Private 91% MSO(3) 9% SSO 91% Vertically Integrated in the State Cannabis Market Emphasis on limited-license jurisdictions Better operating environment for tenant More value created for real estate 155 63 33 21 21 OR WA MA MO PA IL FL Est. # of Cultivation Licenses Operating1 1,350 1,150

newlake.comOTCQX: NLCP 13 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15-20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

newlake.comOTCQX: NLCP 14 Tenant Composition by Annualized Base Rent Tenant Annualized Base Rent (%)(1) SF # of Leases Q3 2025(2) Tenant Information Revenue Adj. EBITDA(3) MSO / SSO Curaleaf 25.3% 462,947 10 $320 $69 MSO Cresco Labs 14.9% 232,184 3 $165 $40 MSO Trulieve 12.2% 144,602 1 $302 $103 MSO C3 Industries 9.4% 153,006 2 Private Co Private Co MSO The Cannabist Company 8.2% 80,718 4 $80 $3 MSO Calypso 7.9% 99,163 1 Private Co Private Co SSO Acreage (Canopy USA) 7.0% 69,005 2 Private Co Private Co MSO Mint 6.6% 100,758 1 Private Co Private Co MSO CODES(5) 5.9% 89,400 2 Private Co Private Co MSO PharmaCann 1.3% 18,332 3 Private Co Private Co MSO Wellgreens 1.1% 2,470 1 Private Co Private Co SSO Budr(6) 0.3% 2,872 1 Private Co Private Co MSO Note: NewLake data is as of December 31, 2025, unless otherwise noted 1) Calculated based on January 2026 annualized monthly contractual rent and includes management fees. 2) U.S dollars in millions, based on each company’s public securities filings and earnings release, available at www.sec.gov or www.sedar.com. 3) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings. 4) Tenant has vacated the property and security deposit is being applied. 5) Single state entities managed by an MSO; previously Organic Remedies and Greenlight. 6) Guaranteed by GTI.

newlake.comOTCQX: NLCP 15 Portfolio Composition by State State Annualized Base Rent (%)(1) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania 25.1% 312,421 13,116 325,537 4 4 Florida 20.8% 417,350 - 417,350 1 - Illinois 19.5% 255,257 17,727 272,984 2 4 Missouri 13.2% 176,378 - 176,378 2 - Massachusetts 8.6% 77,270 15,406 92,676 2 2 Arizona 6.6% 100,758 - 100,758 1 - Connecticut 2.5% 58,436 14,053 72,489 1 2 Ohio 1.5% - 20,249 20,249 - 4 California 1.1% - 2,470 2,470 - 1 Arkansas 0.5% - 7,592 7,592 - 1 North Dakota 0.5% - 4,590 4,590 - 1 Nevada - 56,536 - 56,536 1 - 1) Calculated based on January 2026 annualized rent and includes management fees

newlake.comOTCQX: NLCP 16 Financial Overview Stockholders’ Equity $388 Million Invested & Committed Capital $435 Million Cash $24 Million Debt $8 Million Market Capitalization1 $328 Million Stock Price1 $15.94 Dividend Yield2 10.8% Common Shares Outstanding 20,552,632 Book Value per share $18.88 4Q25 Annualized Dividend3 $1.72 Target AFFO Payout Ratio 80% - 90% 2025 Annual Revenue $51.1 Million G&A Expense Ratio4 1.4% Key Data Dividend Growth per Share Note: Data is as of December 31, 2025, unless otherwise noted 1 Based on the March 5, 2026, closing price. 2 Calculated as Q4 2025 annualized dividend divided by the March 5, 2026, closing stock price. 3 Annualized based on Q4 2025 dividend of $0.43 per common share, declared on December 15, 2025. 4 Calculated using total general and administrative expenses, excluding stock-based compensation, for the year ending December 31, 2025, over Total Assets as of December 31, 2025. $1.24 $1.44 $1.57 $1.70 $1.72 2021* 2022 2023 2024 2025 *Q4 2021 annualized

newlake.comOTCQX: NLCP 17 1.9% 21.3% 84.1% 30.6% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT / BDC Peers Q4 Debt / Equity 82% 105% 71% 111% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT / BDC Peers FY 2025 Payout Ratio(2) Attractive Relative to REIT Peers 1) Calculated using the March 4, 2026 closing stock price divided by FY 2025 AFFO 2) Calculated as dividends paid in 2025 divided by the March 4, 2026 closing stock price 3) Average of NNN, PSTL, VICI, FCPT, NTST, EPRT 4) Average of REFI, LIEN, and AFCG, utilizing distributable earnings in place of AFFO – REFI and LIEN assume Q3 earnings repeated in Q4 to estimate FY 2025, as both companies have not yet reported Q4 results; REFI and LIEN balance sheet data reflects Q3 figures. (3) (3) (3) (4) (4) (4) (3) (4) 80-90% target 10.9% 13.4% 4.8% 17.6% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT / BDC Peers Dividend Yield as of 3/4/26 7.5x 7.8x 15.0x 6.3x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT / BDC Peers AFFO Multiple(1)

newlake.comOTCQX: NLCP 18 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility supported by $433 million in gross real estate assets, only $8 million of debt outstanding on our $90 million credit facility, and a fourth quarter dividend payout ratio of 85% of AFFO. Attractive relative to Peers At current valuation, NewLake is attractive relative to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 19 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ www.stonex.com Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- atbcm.atb.com BTIG --------------------------------------------------- www.btig.com Jones Trading --------------------------------------- 800.203.6611 Fidelity ------------------------------------------------ 800.972.2155 Ameriprise-------------------------------------------- 800.862.7919 Wells Fargo Advisors------------------------------ 877.573.7997 You can buy NewLake Capital share on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

newlake.comOTCQX: NLCP 21 Quarterly Performance Summary 2025 2024 (In thousands, except share amounts) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Total Revenue $12,343 $12,587 $12,932 $13,209 $12,514 $12,554 $12,455 $12,608 General and Administrative Expense(1) $1,547 $1,301 $1,374 $1,832 $1,482 $1,628 $1,424 $1,705 General and Administrative Expense(1)/Total Revenues 12.5% 10.3% 10.6% 13.9% 11.8% 13.0% 11.4% 13.5% General and Administrative Expense(1)/Total assets 1.4% 1.2% 1.3% 1.7% 1.4% 1.5% 1.3% 1.6% Net Income Attributable to Common Stockholders $6,036 $6,666 $7,319 $6,297 $6,029 $6,422 $6,796 6,869 Net Income Attributable to Common Stockholders Per Share - Diluted $0.29 $0.32 $0.36 $0.31 $0.29 $0.31 $0.33 $0.33 Funds From Operations("FFO") attributable to Common Stockholders - Diluted $10,020 $10,651 $11,352 $10,283 $9,992 $10,260 $10,540 $10,558 FFO Attributable to Common Stockholders - Diluted $0.48 $0.51 $0.54 $0.49 $0.47 $049 $0.50 $0.50 Adjusted Funds From Operations ("AFFO") - Diluted $10,624 $11,022 $11,455 $10,724 $10,949 $10,763 $11,019 $10,960 AFFO Attributable to Common Stockholders - Diluted $0.51 0.52 $0.55 $0.51 0.52 $0.51 $0.53 $0.52 Payout Ratio 85% 82% 79% 84% 83% 84% 82% 79% $12,343 $12,587 $12,932 $13,209 $12,514 $12,554 $12,455 $12,608 Q4'25 3Q'25 2Q'25 1Q'25 Q4'24 Q3'24 Q2'24 Q1'24 Revenue $0.51 $0.52 $0.55 $0.51 $0.52 $0.51 $0.53 $0.52 Q4'25 Q3'25 Q2'25 Q1'25 Q4'24 Q3'24 Q2'24 1Q'24 AFFO $0.48 $0.51 $0.54 $0.49 $0.47 $0.49 $0.50 $0.50 Q4'25 Q3'25 Q2'25 Q1'25' Q4'24' Q3'24' Q2'24 1Q'24 FFO (1) General and administrative expenses excludes stock-based compensation

newlake.comOTCQX: NLCP 22 Balance Sheet (In thousands, except share amounts) December 31, 2025 December 31, 2024 Assets: Real Estate Land $22,903 $22,891 Building and Improvements 404,983 408,552 Total Real Estate 427,886 431,443 Less Accumulated Depreciation (57,916) (44,709) Net Real Estate 369,970 386,734 Real Estate Held for Sale 4,802 - Cash and Cash Equivalents 23,937 20,213 In-Place Lease Intangible Assets, net 15,710 17,794 Loan Receivable, net (Current Expected Credit Loss of $71 and $116, respectively) 4,929 4,884 Other Assets 1,481 1,911 Total Assets $420,829 $431,536 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $1,307 $1,515 Revolving Credit Facility 7,600 7,600 Dividends and Distributions Payable 9,169 9,246 Security Deposits 6,728 8,117 Rent Received in Advance 1,013 684 Other Liabilities 324 402 Total Liabilities 26,141 27,564 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,552,632 and 20,514,583 Shares Issued and Outstanding, Respectively 205 205 Additional Paid-In Capital 447,185 446,627 Accumulated Deficit (59,449) (50,067) Total Stockholders' Equity 387,941 396,765 Noncontrolling Interests 6,747 7,207 Total Equity 394,688 403,972 Total Liabilities and Equity 420,829 431,536

newlake.comOTCQX: NLCP 23 Statement of Operations For the Three Months Ended December 31, For the Twelve Months Ended December 31, (In thousands, except share amounts) 2025 2024 2025 2024 Revenue: Rental Income $12,052 $12,270 49,537 $48,926 Interest Income from Loans 137 134 545 533 Fees and Reimbursables 154 110 989 672 Total Revenue 12,343 12,514 51,071 50,131 Expenses: Reimbursable Property Expenses 98 60 811 239 Property Carrying Costs 229 - 379 - Depreciation and Amortization Expense 3,886 3,792 15,520 14,713 General and Administrative Expenses: Compensation Expense 960 1,120 3,768 4,675 Professional Fees 287 387 1,424 1,506 Other General and Administrative Expenses 616 427 1,929 1,733 Total General and Administrative Expenses 1,863 1,934 7,121 7,914 Total Expenses 6,076 5,786 23,831 22,866 Loss on Sale of Real Estate - - (34) - Provision for Current Expected Credit Loss 11 13 45 51 Impairment Loss on Warrants - (522) - (522) Income From Operations 6,278 6,219 27,251 26,794 Other Income (Expense): 83 92 357 354 Interest Expense (223) (177) (839) (565) Total Other Income (Expense) (140) (85) (482) (211) Net Income 6,138 6,134 26,769 26,583 Net Income Attributable to Noncontrolling Interests (102) (105) (451) (468) Net Income Attributable to Common Stockholders 6,036 $6,029 26,318 $26,115 Net Income Attributable to Common Stockholders Per Share - Basic $0.29 $0.29 $1.28 $1.27 Net Income Attributable to Common Stockholders Per Share - Diluted $0.29 $0.29 $1.28 $1.27 Weighted Average Shares of Common Stock Outstanding – Basic 20,629,734 20,580,337 20,617,807 20,564,179 Weighted Average Shares of Common Stock Outstanding - Diluted 21,021,427 20,984,471 20,991,540 20,963,532

newlake.comOTCQX: NLCP 24 Non-GAAP Financial Information The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three and twelve months ended December 31, 2025, and 2024, (in thousands, except share and per share amounts) For the Three Months Ended December 31, For the Twelve Months Ended December 31, (In thousands, except share amounts) 2025 2024 2025 2024 Net Income Attributable to Common Stockholders $6,036 $6,029 $26,318 $26,115 Net Income Attributable to Noncontrolling Interests 102 105 451 468 Net Income attributable to common stockholders - diluted 6,138 6,134 26,769 26,583 Adjustments: Real Estate Depreciation and Amortization 3,882 3,788 15,502 14,695 Loss on Sale of Real Estate - - 34 - FFO Attributable to Common Stockholders – diluted $10,020 $9,922 $42,305 $41,278 Impairment Loss on Warrants - 522 - 522 Write-off of Deferred Offering Costs 233 - 233 - Provision for Current Expected Credit Loss (11) (13) (45) (51) Stock-Based Compensation 316 452 1,066 1,674 Non-Cash Interest Expense 67 67 269 269 Amortization of Straight-Line Rent Expense (1) (1) (5) (3) AFFO Attributable to Common Stockholders - diluted $10,624 $10,949 $43,823 $43,689 FFO per share – diluted $0.48 $0.47 $2.02 $1.97 AFFO per share – diluted $0.51 $0.52 $2.09 $2.08

newlake.comOTCQX: NLCP 25 Capital Commitments As of June 30, 2025(1) Tenant Location Site Type Amount Cresco Labs Ohio Dispensary $375 Total $375 (1) $’s in thousands

newlake.comOTCQX: NLCP 26 Lease Expiration Schedule(1) 0.0% 3.5% 1.3% 34.7% 0.3% 57.5% 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter Less than 3% of leases expiring in the next 6 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 3 11 0.8% $922 1.9% 2030 - - - - - 2031 2 15 1.0% $420 0.9% 2032 7 39 2.7% $1,657 3.5% 2033 2 10 0.7% $600 1.3% 2034 6 446 30.6% $16,541 34.7% 2035 2 9 0.6% $164 0.3% Thereafter 9 925 63.3% $27,432 57.5% Total 31 1,455 100.0% $47,736 100.0% (1) Data based on operational properties.

newlake.comOTCQX: NLCP 27 Cultivation Property List Tenant State City Date Acquired % Leased Square Feet Invested / Committed Capital $ Invested Committed Total $ Total $ PSF Acreage Massachusetts Sterling 10/31/2019 100% 38,380 $9,787,999 - $9,787,999 $255 Acreage Pennsylvania Sinking Springs 10/31/2019 100% 30,625 $10,158,372 - $10,158,372 $332 C3 Industries(1) Connecticut East Hartford 5/8/2024 100% 58,436 $4,973,093 - $4,973,093 $85 C3 Industries Missouri O'Fallon 4/1/2022 100% 94,570 $34,000,000 - $34,000,000 $360 Calypso Pennsylvania Erie 11/1/2021 100% 99,163 $32,013,378 - $32,013,378 $323 The Cannabist Company Illinois Aurora 12/23/2019 100% 32,802 $11,469,139 - $11,469,139 $350 The Cannabist Company Massachusetts Lowell 12/23/2019 100% 38,890 $14,777,302 - $14,777,302 $380 Cresco Labs Illinois Lincoln 12/31/2019 100% 222,455 $50,677,821 - $50,677,821 $228 Curaleaf Florida Mt. Dora 8/31/21 100% 417,350 $75,983,217 - $75,983,217 $182 CODES Missouri Chaffee 12/20/2021 100% 81,808 $21,132,965 $21,132,965 $258 Mint Arizona Phoenix 3/30/2021 100% 100,758 $21,815,268 - $21,815,268 $209 Trulieve Pennsylvania Mckeesport 10/31/2019 100% 144,602 $41,500,000 - $41,500,000 $287 Vacant Massachusetts Fitchburg 6/30/2021 0% 145,852 $42,275,000 - $42,275,000 $290 Vacant Pennsylvania Pottsville 6/30/2022 0% 38,031 $15,278,586 - $15,278,586 $402 Vacant Nevada Sparks 6/30/2022 0% 56,536 $13,578,804 - $13,578,804 $240 (1) The Company amended its lease agreement with C3; for details refer to Note 4 – “Leases” in the Company’s December 31, 2025, Form 10K.

newlake.comOTCQX: NLCP 28 Dispensary Property List Tenant State City Date Acquired % Leased Square Feet Invested / Committed Capital $ In Place Under Development Total Invested Total Committed Total $ Total $ PSF Budr(1) Connecticut Uncasville 10/31/2019 100% 2,872 $925,751 $322 The Cannabist Company Illinois Chicago 12/23/2019 100% 4,736 $1,127,931 $238 The Cannabist Company Massachusetts Greenfield 12/23/2019 100% 4,290 $2,108,951 $492 The Cannabist Company California San Diego 12/23/2019 100% 2,470 $4,581,419 $1,855 Cresco Labs Ohio Proctorville 2/19/2025 100% 5,807 $990,000 $171 Cresco Labs Ohio Bridgeport 4/25/25 100% - 3,508 $500,000 $375,000 $875,000 $223 Curaleaf Illinois Chicago 1/31/2021 100% 5,040 $3,152,185 $625 Curaleaf North Dakota Minot 1/31/2021 100% 4,590 $2,011,530 $438 Curaleaf Connecticut Groton 2/28/2020 100% 11,181 $2,773,755 $248 Curaleaf Pennsylvania King of Prussia 1/31/2020 100% 1,968 $1,752,788 $891 Curaleaf Pennsylvania Brookville 6/12/2025 100% 4,167 $963,811 $231 Curaleaf Illinois Litchfield 1/31/2020 100% 1,851 $540,700 $292 Curaleaf Illinois Morris 1/31/2020 100% 6,100 $1,567,005 $257 Curaleaf Ohio Newark 2/28/2020 100% 7,200 $3,207,606 $446 Curaleaf Pennsylvania Morton 2/28/2020 100% 3,500 $2,111,999 $603 CODES Arkansas Little Rock 1/31/2020 100% 7,592 $1,964,801 $259 PharmaCann Pennsylvania Shamokin 2/28/2020 100% 3,481 $1,200,000 $345 PharmaCann Massachusetts Shrewsbury 2/28/2020 100% 11,116 $1,900,000 $171 PharmaCann Ohio Wapakoneta 11/4/2022 100% 3,735 $1,550,000 $415 (1) Previously owned by Acreage; new tenant guaranteed by GTI

Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254